                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Market Street Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                           Market Street Fund, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                            MARKET STREET FUND, INC.
                              103 Bellevue Parkway
                           Wilmington, Delaware 19809

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

                          TO BE HELD ON APRIL 22, 1998

TO OWNERS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS ISSUED BY PROVIDENT MUTUAL LIFE INSURANCE COMPANY ("PMLIC"), PROVIDENT MUTUAL LIFE AND ANNUITY COMPANY OF AMERICA ("PLACA") OR NATIONAL LIFE INSURANCE COMPANY ("NLIC") ENTITLED TO GIVE VOTING INSTRUCTIONS IN CONNECTION WITH A SEPARATE ACCOUNT OF PMLIC, PLACA OR NLIC.

     Notice is hereby given that Special Meetings of Shareholders (the "Meetings") of the International, Bond, Managed, Aggressive Growth, Money Market, Sentinel Growth and Growth Portfolios (each, a "Portfolio," and collectively, the "Portfolios") of Market Street Fund, Inc. (the "Fund") will be held on April 22, 1998 at 10:00 a.m. local time at the offices of Provident Mutual Life Insurance Company (in the third floor Executive Conference Room) at 1050 Westlakes Drive, Berwyn, Pennsylvania 19312.

     The Meetings will be held for the following purposes:

     1. To elect five (5) directors of the Fund to hold office indefinitely or until their successors are elected and qualified;

     2. To ratify or reject the selection of Coopers & Lybrand LLP as independent auditors to the Fund for the fiscal year ending December 31, 1998;

     3. The approval or disapproval of the amendment, restatement or elimination of each Portfolio's fundamental investment restrictions; and

     4. To transact such other business as may properly come before the Meetings or any adjournment(s) thereof.

     NLIC and certain separate accounts supporting variable life insurance policies and variable annuity contracts issued by PMLIC, PLACA and NLIC, respectively, are the only shareholders of the Portfolios. However, each of PMLIC, PLACA and NLIC hereby solicits and agrees to vote the shares of the applicable Portfolios at the Meetings in accordance with timely instructions received from owners of variable life insurance policies and variable annuity contracts ("variable contracts") having contract values allocated to separate accounts invested in such shares.

     As a variable contract owner of record at the close of business on March 6, 1998, you have the right to instruct PMLIC, PLACA or NLIC, as applicable, as to the manner in which shares of any Portfolio attributable to your variable contract should be voted. To assist you in giving your instructions, Voting Instruction Forms are enclosed that reflect the number of shares of each of the Portfolios for which you are entitled to give voting instructions. (There is a separate Form for each Portfolio.) In addition, a Proxy Statement for the Fund is attached to this Notice and describes the matters to be voted upon at the Meetings or any adjournment(s) thereof. The Annual Report for the Fund for the fiscal year ended December 31, 1997 previously has been mailed to all owners invested in one of the Portfolios as of December 31, 1997.

     Copies of the Fund's annual report will be furnished without charge upon request. Such request should be directed to Katherine De Peri at Provident Mutual Life Insurance Company, 1050 Westlakes Drive, Berwyn, PA 19312, (800) 523-4681.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETINGS, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED VOTING INSTRUCTION FORM OR FORMS AND RETURN THEM PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

                                            By Order of the Board of Directors

                                            Adam Scaramella
                                            Secretary

Berwyn, Pennsylvania
March 23, 1998

                            MARKET STREET FUND, INC.
                              103 Bellevue Parkway
                           Wilmington, Delaware 19809

                                 MARCH 23, 1998

--------------------------------------------------------------------------------

                        P R O X Y    S T A T E M E N T
--------------------------------------------------------------------------------

     This Proxy Statement is being furnished on behalf of the board of directors of Market Street Fund, Inc. (the "Fund") by Provident Mutual Life Insurance Company ("PMLIC"), Providentmutual Life and Annuity Company of America ("PLACA") and National Life Insurance Company ("NLIC") to owners of certain variable life insurance policies and variable annuity contracts ("variable contracts") issued by PMLIC, PLACA and NLIC, respectively. Each such variable contract has a contract value on the record date allocated to a separate account of PMLIC, PLACA or NLIC and is invested in classes of shares of the Fund ("Shares") representing an interest in one or more of the Fund's following investment portfolios: International Portfolio, Bond Portfolio, Managed Portfolio, Aggressive Growth Portfolio, Money Market Portfolio, Sentinel Growth Portfolio and Growth Portfolio (each, a "Portfolio," and collectively, the "Portfolios").

     This Proxy Statement is being furnished in connection with the solicitation of voting instructions as described herein from owners of variable contracts for use at Special Meetings of Shareholders (the "Meetings"). The Meetings are to be held on April 22, 1998, at 10:00 a.m. local time at the offices of Provident Mutual Life Insurance Company (in the third floor Executive Conference Room), 1050 Westlakes Drive, Berwyn, Pennsylvania for the purposes set forth below and in the accompanying Notice of Special Meetings. The approximate mailing date of this Proxy Statement and the Voting Instruction Form(s) is March 23, 1998.

     At the Meetings, shareholders will be asked:

     1. To elect five (5) directors of the Fund to hold office indefinitely or until their successors are elected and qualified;

     2. To ratify or reject the selection of Coopers & Lybrand LLP as independent auditors to the Fund for the fiscal year ending December 31, 1998;

     3. The approval or disapproval of the amendment, restatement or elimination of each Portfolio's fundamental investment restrictions; and

     4. To transact such other business as may properly come before the Meetings or any adjournment(s) thereof.

     NLIC and certain separate accounts supporting variable contracts issued by PMLIC, PLACA or NLIC, respectively, are the only shareholders of the Portfolios. However, each of PMLIC, PLACA and NLIC has agreed to vote the applicable Shares at the Meetings in accordance with the timely instructions received from owners ("owners") of variable contracts having contract values allocated to the following separate accounts: Providentmutual Variable Life Separate Account and Providentmutual Variable Annuity Separate Account, each a separate account of PLACA; Provident Mutual Variable Annuity Separate Account, Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Managed Separate Account, Provident

Mutual Variable Aggressive Growth Separate Account and Provident Mutual Variable International Separate Account, each a separate account of PMLIC; and National Variable Life Insurance Account and National Variable Annuity Account II, each a separate account of NLIC.

     The following table indicates which shareholders are entitled to vote on each proposal:

                         SUMMARY OF VOTING ON PROPOSALS

                          PROPOSAL                                   SHAREHOLDERS SOLICITED
                          --------                                   ----------------------
1.    To elect five (5) directors of the Fund to hold     Shares of all of the Portfolios voting
      office indefinitely or until their successors       together as one group.
      are elected and qualified.
2.    To ratify or reject the selection of Coopers &      Shares of all of the Portfolios voting
      Lybrand LLP as independent auditors to the Fund     together as one group.
      for the fiscal year ending December 31, 1998.
3(a)  The approval or disapproval of the restatement      Shares of each Portfolio voting as separate
      of each Portfolio's investment restriction on       groups.
      issuer diversification.
3(b)  The approval or disapproval of the amendment of     Shares of each Portfolio voting as separate
      each Portfolio's investment restriction on          groups.
      industry concentration.
3(c)  The approval or disapproval of the amendment of     Shares of each Portfolio voting as separate
      each Portfolio's investment restriction on          groups.
      borrowing.
3(d)  The approval or disapproval of the restatement      Shares of each Portfolio voting as separate
      of each Portfolio's investment restriction on       groups.
      lending securities.
3(e)  The approval or disapproval of the restatement      Shares of each Portfolio voting as separate
      of each Portfolio's investment restriction on       groups.
      underwriting.
3(f)  The approval or disapproval of the restatement      Shares of each Portfolio voting as separate
      of each Portfolio's investment restriction on       groups.
      investment in real estate.
3(g)  The approval or disapproval of the amendment of     Shares of each Portfolio voting as separate
      each Portfolio's investment restriction on          groups.
      commodities.
3(h)  The approval or disapproval of the restatement      Shares of each Portfolio voting as separate
      of each Portfolio's investment restriction on       groups.
      senior securities.
3(i)  The approval or disapproval of the elimination      Shares of each Portfolio voting as separate
      of each Portfolio's investment restriction on       groups.
      investments to exercise control.
3(j)  The approval or disapproval of the elimination      Shares of each Portfolio voting as separate
      of each Portfolio's investment restriction          groups.
      concerning other investment companies.

                          PROPOSAL                                   SHAREHOLDERS SOLICITED
                          --------                                   ----------------------
3(k)  The approval or disapproval of the elimination      Shares of each Portfolio (except the
      of each Portfolio's (except the International       International Portfolio) voting as separate
      Portfolio) investment restriction on investment     groups.
      in restricted securities.
3(l)  The approval or disapproval of the elimination      Shares of the International Portfolio voting
      of the International Portfolio's investment         as a separate group.
      restriction on investments in securities of
      companies with a record of less than three (3)
      years' continuous operations.
3(m)  The approval or disapproval of the elimination      Shares of the International Portfolio voting
      of the International Portfolio's investment         as a separate group.
      restriction on illiquid securities.

                           GENERAL VOTING INFORMATION

     This Proxy Statement is being furnished to owners on behalf of the board of directors of the Fund in connection with the solicitation by PMLIC, PLACA and NLIC of voting instructions from owners with regard to the Meetings to be held on April 22, 1998. The Fund's board of directors has called the Meetings to consider and elect five (5) directors of the Fund, to ratify or reject the selection of Coopers & Lybrand LLP as independent auditors to the Fund for the fiscal year ending December 31, 1998, and to approve or disapprove the amendment, restatement or elimination of each Portfolio's fundamental investment restrictions.

     NLIC and certain separate accounts supporting variable contracts issued by PMLIC, PLACA and NLIC, respectively, are the only shareholders of the Portfolios. PMLIC, PLACA and NLIC each will vote the Shares at the Meetings in accordance with the timely instructions received from persons entitled to give voting instructions under variable contracts funded through the separate accounts of PMLIC, PLACA and NLIC, as applicable. Each owner (and in some cases annuitants and/or beneficiaries) have the right to instruct PMLIC, PLACA or NLIC, as applicable, as to the number of Shares (and fractional Shares) that, when added together, have an aggregate value on the record date equal to the contract value on the record date under that owner's contract allocated to each separate account holding Shares.

     PMLIC, PLACA and NLIC will vote Shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received. If a Voting Instruction Form is received that does not specify a choice, PMLIC, PLACA or NLIC, as applicable, will consider its timely receipt as an instruction to vote in favor of the proposal to which it relates. In certain circumstances, PMLIC, PLACA and NLIC have the right to disregard voting instructions from certain owners. PMLIC, PLACA and NLIC do not believe that these circumstances exist with respect to matters currently before shareholders. Owners may revoke previously submitted voting instructions given to PMLIC, PLACA or NLIC at any time prior to the Meetings by notifying PMLIC, PLACA or NLIC, as appropriate, or the Secretary of the Fund, in writing.

     The Fund was incorporated in the State of Maryland on March 21, 1985, and is registered with the Securities and Exchange Commission (the "SEC") as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

     The board of directors of the Fund has fixed March 6, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meetings. As of the record date, NLIC owned beneficially 632,936.930 shares of the Sentinel Growth Portfolio and 434,451.215 shares of the Growth Portfolio, constituting 78.97% and 2.68%, respectively, of such Portfolios' outstanding shares. To the best knowledge of the board of directors of the Fund and PMLIC, PLACA and NLIC, there are no owners, as of March 6, 1998, who have the right to instruct PMLIC, PLACA or NLIC, as applicable, as to 5% or more of the stock of any Portfolio.

     The table below sets forth the numbers of shares of capital stock in each Portfolio outstanding as of March 6, 1998.

                                                             TOTAL SHARES
                    NAME OF PORTFOLIO                        OUTSTANDING
                    -----------------                       --------------
Bond.....................................................    2,254,349.308
Managed..................................................    3,531,530.164
Aggressive Growth........................................    2,454,145.056
Money Market.............................................   68,516,265.820
Sentinel Growth..........................................      801,483.124
Growth...................................................   16,183,366.731
International............................................    4,988,526.777

     To be counted, PMLIC, PLACA or NLIC, as applicable, must receive an owner's properly executed Voting Instruction Form at P.O. Box 15750, Wilmington, Delaware 19885-9874 by 5:00 p.m. local time, April 21, 1998.

     Election of each nominee as a director requires, as to the entire Fund, the affirmative vote of a plurality of the Shares present (in person or by proxy) at the Meetings, provided that at least a majority of the Shares entitled to vote are present at the Meetings. Cumulative voting is not permitted.

     Ratification of the selection of Coopers & Lybrand LLP as independent auditors requires, as to the entire Fund, the affirmative vote of a majority of the Shares present (in person or by proxy) at the Meetings, provided that at least a majority of the Shares entitled to vote are present at the Meetings.

     The approval of the amendment, restatement or elimination of a Portfolio's fundamental investment restrictions requires the approval of a "1940 Act majority" of that Portfolio's outstanding voting securities voting separately. Approval by a "1940 Act majority" of a Portfolio's outstanding voting securities means the approval by the lesser of (i) more than 50% of the Portfolio's outstanding voting securities, or (ii) 67% or more of the Portfolio's outstanding voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present (in person or by proxy).

     The Fund will bear all of the expenses of soliciting voting instructions from the respective owners. The solicitation of instructions will be made primarily by mail but may include (without cost to the Fund), telephone, telegraphic or oral communications by employees of PMLIC, PLACA or NLIC, or their respective affiliates.

                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS

     The Fund is not required to hold meetings of shareholders each year and has not held annual meetings in recent years. A shareholder meeting is required by law before a new director of the Fund may be appointed if, after such appointment, fewer than two-thirds of the directors have been elected by the shareholders. The last meeting of the Fund's shareholders at which directors were elected was held on April 20, 1990.

     Mr. Stanley R. Reber resigned his position as Chairman of the Board and President of the Fund on November 7, 1997. Mr. John P. Lloyd resigned as a director of the Fund on June 15, 1990. At a meeting held on February 11, 1998, the board of directors appointed Mr. Leo Slack to fill Mr. Reber's place on the board of directors. The board of directors, by unanimous written consent executed on March 20, 1998, voted to nominate for re-election all of the current directors of the Fund (Mssrs. Slack, Gart, Heebner and Stouch) and to nominate Mr. Robert W. Kloss to fill the vacancy on the board resulting from Mr. Lloyd's resignation.

     The names of the nominees are listed below along with their current addresses and principal occupations for the past five years. All of the nominees have consented to being named in this Proxy Statement and to serve on the board of directors if elected. Should any nominee become unable or unwilling to serve, the persons appointed as proxies shall vote for the selection of such other person as the board of directors shall recommend. If elected, all nominees will serve until their successors are duly elected and qualified.

NOMINEES

MR. ROBERT W. KLOSS*.................    President and Chief Executive Officer ("CEO") of PMLIC
Age 49                                   since November 1, 1994; 1984-1994, President and CEO of
1050 Westlakes Drive                     Covenant Life Insurance Company.
Berwyn, Pennsylvania 19312
DR. ALAN GART........................    Director since March 21, 1985; 1982-Present, President of
Age 57                                   Alan Gart, Inc. (a consulting firm); 1992-Present,
978 Warfield Lane                        Professor, Nova Southeastern University.
Huntingdon Valley, PA 19006
DR. A. GILBERT HEEBNER...............    Director since May 12, 1989; 1987-Present, Distinguished
Age 71                                   Professor of Economics, Eastern College.
2 Etienne, Arbordeau
Devon, PA 19333
MR. EDWARD S. STOUCH.................    Director since December 12, 1985; retired since 1983.
Age 80
216 Grandview Rd.
Media, PA 19063
MR. LEO SLACK........................    Director since February 1998; retired since 1996; 1964-1996
Age 63                                   Vice President, Combustion Engineers Corporation.
4700 White Tail Lane
Sarasota, FL 34238

---------------

* "interested person" of the Fund for purposes of the 1940 Act

OFFICERS

MS. ROSANNE GATTA....................    President; 1993-Present, Vice President and Treasurer of
Age 43                                   PMLIC.
MS. SARAH C. LANGE...................    Vice President; 1983-Present, Vice President,
Age 42                                   Investments of PMLIC.
MR. JAMES D. KESTNER.................    Vice President; 1994-Present, Vice President,
Age 50                                   Investments of PMLIC; 1975-1994, Vice President,
                                         Investments of Covenant Life Insurance Company.
JAMES G. POTTER, JR., ESQ............    Vice President; 1997-Present, Executive Vice President,
Age 41                                   General Counsel and Secretary of PMLIC; 1989-1997, Chief
                                         Legal Officer, Prudential Banks.
MR. ANTHONY T. GIAMPIETRO............    Treasurer; 1990-Present, Assistant Treasurer of PMLIC
Age 38
ADAM SCARAMELLA, ESQ.................    Secretary and Legal Officer; 1995-Present, Counsel of
Age 34                                   PMLIC; 1994-1995, Counsel of The PMA Group; 1991-1994, New
                                         Jersey Deputy Attorney General.

     The address for each officer listed above is 1050 Westlakes Drive, Berwyn, Pennsylvania 19312.

REMUNERATION

     During the fiscal year ended December 31, 1997, the directors and officers of the Fund received compensation from the Fund as indicated below.

                                                       AGGREGATE COMPENSATION
                        NAME                               FROM THE FUND
                        ----                           ----------------------
Mr. Robert W. Kloss.................................           $    0
Dr. Alan Gart.......................................           $7,500
Dr. A. Gilbert Heebner..............................           $6,000
Mr. Edward S. Stouch................................           $7,500
Mr. Leo Slack.......................................           $    0
Ms. Rosanne Gatta...................................           $    0
Ms. Sarah C. Lange..................................           $    0
Mr. James D. Kestner................................           $    0
James G. Potter, Jr., Esq...........................           $    0
Mr. Anthony T. Giampietro...........................           $    0
Adam Scaramella, Esq................................           $    0

     As of March 6, 1998, the officers and directors of the Fund as a group beneficially owned less than 1% of the outstanding shares of each Portfolio. Directors and officers of the Fund who are interested persons of the Fund receive no compensation allocable to their services to the Fund. Directors who are not interested persons of the Fund are paid a fee of $2,000 per meeting, plus actual out-of-pocket expenses by the Fund for each meeting of the board of directors attended, plus an additional $2,000 per year. Directors and officers of the Fund do not receive any benefits from the Fund upon retirement nor does the Fund accrue any expenses for pension or retirement benefits. During the fiscal year ended December 31, 1997, the Fund paid aggregate fees of $21,000 to the "non-interested" directors of the Fund. During the fiscal year ended December 31, 1997, the board of directors held four regular meetings. No director attended fewer than three regular meetings.

BOARD STRUCTURE

     The board of directors consists of five directors, only one of whom is an interested person by reason of his affiliation with PMLIC. Accordingly, its members have not found it necessary to establish an audit, compensation, nominating, or other committee for the efficient governance of the Fund.

     In accordance with applicable provisions of the 1940 Act, matters relating to the selection of independent auditors are determined by a majority of the board of directors, including a majority of the four directors who are not interested persons of the Fund and who have no known material relationship with PMLIC, PLACA, NLIC or an investment adviser to the Fund which might adversely affect the exercise of their independent business judgment in determining issues coming before the board of directors.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO ELECT THE
                                   FOREGOING
                  NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

                                   PROPOSAL 2
         RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT AUDITORS

     The board of directors of the Fund, including a majority of the directors who are not interested persons of the Fund, has selected Coopers & Lybrand LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania, to serve as independent auditors to the Fund for the fiscal year ending December 31, 1998.

     At the Meetings, shareholders will be asked to ratify or reject the selection of Coopers & Lybrand LLP as independent auditors to the Fund for 1998. It is the belief of the board of directors that the employment of the services of Coopers & Lybrand LLP for the current fiscal year would be in the best interests of the Fund. A representative of Coopers & Lybrand LLP will attend the Meetings and will be afforded the opportunity to make a statement, as well as be available to respond to appropriate questions submitted by shareholders. All services rendered to the Fund by Coopers & Lybrand LLP have been provided in connection with its professional audit functions, at customary rates and terms which are subject to reconsideration if unexpected issues involving accounting or auditing should be encountered. The Fund has no reason to expect that such issues are likely to be encountered in 1998.

     The Fund has been advised by Coopers & Lybrand LLP that, as of December 31, 1997, except for its appointment as independent auditors thereto, neither that firm nor any of its partners had a direct or material indirect financial interest in the Fund, PMLIC, PLACA, NLIC or any investment adviser of the Fund, or any affiliate thereof. No director or officer of the Fund, or any associate of any director or officer, has any financial interest, direct or indirect, in the appointment of the independent auditors. Coopers & Lybrand LLP has acted as independent auditors to Providentmutual Investment Management Company, the investment adviser to certain of the Portfolios, for the past sixteen years.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE SELECTION OF
           COOPERS & LYBRAND LLP AS INDEPENDENT AUDITORS TO THE FUND.

                             PROPOSALS 3(a) -- 3(m)

GENERAL

     The directors recommend that shareholders of each Portfolio approve the proposals to amend, restate or eliminate the Portfolio's fundamental investment restrictions. These investment restrictions are "fundamental policies," which means that they may be changed only by the shareholders of a Portfolio. Restrictions and policies that a Portfolio has not specifically designated as fundamental are not considered to be fundamental, and may be changed by the Fund's board of directors without shareholder approval. Amendment, restatement or elimination of a Portfolio's fundamental investment restrictions requires the approval of a 1940 Act majority of that Portfolio's outstanding voting securities. The Portfolios' current investment restrictions, and the proposed amended and restated investment restrictions, are set forth below and in Appendix A to this proxy statement.

     Certain of the fundamental investment restrictions reflect regulatory, business or industry conditions, practices or requirements which at one time led the board of directors to impose them on the management of the Portfolios' investments. The directors believe that the passage of time, changes in regulatory standards, or the development of new practices have rendered certain of the Portfolios' fundamental investment restrictions unnecessary or unwarranted. In certain cases, investment restrictions were adopted in response to state securities laws and regulations. Such restrictions no longer are required because, with the enactment of the National Securities Markets Improvement Act of 1996 ("NSMIA"), federal law preempts the application of state securities laws to mutual funds. In other cases, fundamental restrictions reflect federal regulatory requirements that remain in effect, but that are not required to be fundamental restrictions.

     The directors propose to amend or eliminate those investment restrictions that are redundant or that are inconsistent with current regulatory standards or industry practice. In particular, the directors propose to eliminate certain fundamental investment restrictions that are no longer legally required, and to amend certain fundamental investment restrictions that are more restrictive than currently is required by law. The directors believe that eliminating or amending such restrictions would afford the Portfolios greater flexibility in responding to investment opportunities that may arise from time to time.

     The directors also propose to eliminate other fundamental investment restrictions that are not required to be fundamental. It is anticipated that if the shareholders of a Portfolio vote to eliminate such a fundamental investment restriction, the board of directors would adopt a non-fundamental policy in lieu of that restriction. The directors believe that reducing the number of restrictions that can be changed only by shareholder vote will result in an enhanced ability to modify investment policies, as appropriate, to respond to changing markets and new investment opportunities, and will minimize costs and delay associated with soliciting shareholders when new opportunities or market changes arise. Finally, the directors propose to restate certain of the Portfolios' investment restrictions, as described below, in order to render clearer and simpler statements of the Portfolios' fundamental policies.

     The directors do not anticipate that the proposed amendment, restatement or elimination of the Portfolios' investment restrictions will result in a material change in the level of risk associated with an investment in any Portfolio. If the proposed changes are approved by shareholders of a Portfolio at the Meetings, that Portfolio's prospectus or prospectuses and statement of additional information would be revised, as appropriate, to reflect such changes. In the event that an amendment, restatement or elimination of a restriction or restrictions is not approved by a Portfolio's shareholders, that Portfolio will retain its current fundamental restriction or restrictions, as applicable.

     The following is a summary of the proposed changes to the Portfolios' investment restrictions. Each proposal is summarized individually and will be voted upon separately. The board of directors recommends that shareholders vote to approve each of the Proposals set forth below.

PROPOSAL 3(a): THE APPROVAL OR DISAPPROVAL OF THE RESTATEMENT OF EACH PORTFOLIO'S INVESTMENT RESTRICTION ON ISSUER DIVERSIFICATION.

     The Portfolios are "diversified" within the meaning of the 1940 Act. This means that each such Portfolio must not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or acquire more than 10% of the outstanding voting securities of any one issuer. These restrictions apply only at the time of investment, and a Portfolio may invest up to 25% of its total assets without regard to such restrictions. In addition, these restrictions do not apply to Portfolio holdings of or investments in cash, cash items, U.S. government securities or securities of other investment companies. Each Portfolio currently has an investment restriction that incorporates the foregoing standards.

     The directors have determined that it is in the best interests of the Portfolios to re-word and restate more clearly and succinctly the Portfolios' investment restriction on issuer diversification. The proposed restatement of the Portfolios' restriction does not represent a material change in investment policy on issuer diversification. Set forth below is the Portfolios' current fundamental investment restriction on issuer diversification, followed by the proposed restriction in italicized text. The directors believe it is in the best interests of each Portfolio and its shareholders to adopt the proposed fundamental investment restriction in lieu of its current fundamental investment restriction on diversification.

     CURRENT RESTRICTION:

     No Portfolio of the Fund is allowed to purchase securities of any issuer, if (a) with respect to 75% of the market value of its total assets, more than 5% of the account's total assets taken at market value would at the time be invested in the securities of such issuer, unless such issuer is the U.S. Government or its agency or instrumentality, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

     PROPOSED NEW RESTRICTION:

     No Portfolio may, with respect to 75% of the Portfolio's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (a) such purchase would cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

PROPOSAL 3(b): THE APPROVAL OR DISAPPROVAL OF THE AMENDMENT OF EACH PORTFOLIO'S INVESTMENT RESTRICTION ON INDUSTRY CONCENTRATION.

     The 1940 Act requires that an open-end investment company (a "mutual fund") adopt a policy, which cannot be changed without shareholder approval, stating whether or not 25% or more of the investment company's assets may be invested (concentrated) in the securities of issuers in any one industry. For purposes of an investment company's concentration policy, investments in U.S. Government securities are not considered to be securities of one industry. Each of the Growth, Sentinel Growth, Money Market, Aggressive Growth and International Portfolios currently has a policy not to concentrate in the securities of any one industry. The Bond and Managed Portfolios currently have a policy not to concentrate in the securities of any one industry, other than the electric, gas and telephone utility industries.

     The board of directors has determined that it is in the best interests of the Bond and Managed Portfolios to delete from their investment restriction on industry concentration the provision permitting each such Portfolio to invest up to 75% of its total assets in the electric, gas and telephone utility industries. Each of the Bond and Managed Portfolios has not and does intend to concentrate its investments in the electric, gas and telephone utility industries, or in any other industry. Accordingly, the board of directors proposes that the Bond and Managed Portfolios adopt a policy not to concentrate in any one industry, which is the same concentration policy as the policy for the Fund's other Portfolios.

     The directors also have determined that it is in the best interests of all of the Portfolios to restate the Portfolios' investment restriction on concentration so that it is more succinct. The current restriction contains specific examples of how a few industries would be defined. The board of directors believes that the restriction could be misconstrued as implying that no other kinds of distinctions would be made for other industries. The board of directors may determine to define or redefine industries as appropriate on the basis of evolutionary changes in businesses. Amending the restriction as proposed would clarify that the board of directors may from time to time define and redefine industries in response to a changing business environment. The directors also wish to amend this restriction to clarify that with respect to each Portfolio, and not just the Money Market and Managed Portfolios, investment in obligations issued by or guaranteed by the U.S. Government, its agencies or instrumentalities are not considered investment in the same industry.

     The board of directors also believes that the proposed investment restriction on industry concentration follows more precisely the parameters set forth under the 1940 Act for mutual funds that do not intend to concentrate. Under the 1940 Act, a mutual fund that does not intend to concentrate must make no further investment in any industry if, upon making the proposed investment, 25% or more of the value of the fund's total assets would be invested in such industry. Under the current restrictions, the Portfolios that do not intend to concentrate may invest up to 25% of their respective total assets in securities of issuers in any one industry. The current restriction is slightly less restrictive than the proposed restriction, which limits investment of 25% or more of a Portfolio's assets in securities of issuers in any one industry.

     Set forth below is each Portfolio's current fundamental investment restriction on industry concentration, followed by the proposed restriction in italicized text. The directors believe it is in the best interests of each Portfolio and its shareholders to adopt the proposed fundamental investment restriction in lieu of its current fundamental investment restriction on industry concentration.

     CURRENT RESTRICTIONS:

     The Bond and Managed Portfolios will not purchase the securities of issuers conducting their principal business activity in the same industry, other than the electric, gas and telephone utility industries, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets taken at market value; nor will it purchase the securities of companies in the electric, gas or telephone utility industries if, immediately after such purchase, the value of its investments in all such industries would exceed 75% of its total assets taken at market value.

     The Growth, Sentinel Growth, Money Market, Aggressive Growth and International Portfolios will not make any investment in an industry if that investment would make the Portfolio's holding in that industry exceed 25% of the Portfolio's total assets. These restrictions on concentration do not apply to investments by the Money Market and Managed Portfolios in obligations issued by or guaranteed by the U.S. Government, its agencies or instrumentalities, or certificates of deposit or securities issued or guaranteed by domestic banks. Also, for these purposes, neither all finance companies as a group, nor all utility companies as a group, will be considered a single industry.

     PROPOSED NEW RESTRICTION:

     No Portfolio may invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

PROPOSAL 3(c): THE APPROVAL OR DISAPPROVAL OF THE AMENDMENT OF EACH PORTFOLIO'S INVESTMENT RESTRICTION ON BORROWING.

     The 1940 Act requires that a mutual fund adopt a policy, which cannot be changed without shareholder approval, on borrowing. Pursuant to the 1940 Act, a mutual fund is prohibited from issuing any "senior security," including debt, except that it may borrow from banks in an amount not exceeding one-third of its total assets. A senior security includes any form of indebtedness (including borrowing) that would have priority over a Portfolio's common stock as to the distribution of assets or payment of dividends.

     Under the current investment restriction on borrowing, each Portfolio, except the International Portfolio, may borrow up to 5% of the market value of its total assets at the time the borrowing is made, as a temporary measure for emergency purposes or as necessary for clearance of securities transactions or to permit the transfer of funds for various purposes. The International Portfolio may borrow up to 20% of the market value of its total assets at the time the borrowing is made as a temporary measure, such as to meet redemption requests or to settle transactions. The directors propose that the Portfolios adopt a uniform borrowing policy that permits each Portfolio to borrow from banks amounts up to 30% of its total assets for any purpose, not just temporary purposes, and an additional 5% of its total assets for temporary purposes.

     The directors believe that the current restriction on borrowing is more restrictive than is required by law and that it is in the best interests of each Portfolio and its shareholders to expand that Portfolio's capability to engage in borrowing to respond to contingencies or opportunities that may arise from time to time. In addition, the proposed restriction would clarify that the Portfolios may obtain short-term credits to effect transaction clearance and may purchase securities on margin. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with its broker as collateral for this loan. Finally, the directors propose to restate the Portfolios' investment restriction on borrowing to delete redundant language and to render it a more clear and succinct statement of the Portfolios' policy on borrowing.

     Set forth below is each Portfolio's current fundamental investment restriction on borrowing, followed by the proposed restriction in italicized text. The directors believe it is in the best interests of each Portfolio and its shareholders to adopt the proposed fundamental investment restriction in lieu of its current fundamental investment restriction on borrowing.

     CURRENT RESTRICTION:

     No Portfolio of the Fund is allowed to borrow money, except from banks as a temporary measure for emergency purposes or as necessary for clearance of securities transactions or to permit the transfer of funds for various purposes without interfering with the orderly liquidation of securities in its portfolio, where such borrowings would not exceed 5% of the market value of total assets at the time each such borrowing is made, except that this restriction does not apply to: the International Portfolio which may borrow up to 20% of the market value of its total assets from banks as a temporary measure, such as to enable it to meet redemption requests or to settle transactions on different stock markets where different settlement dates apply which might otherwise require the sale of portfolio securities at a time when it would not be in the Portfolio's best interests to do so; and to reverse repurchase agreements entered into in accordance with the Fund's investment policies.

     PROPOSED NEW RESTRICTION:

     No Portfolio may borrow money, except a Portfolio may (a) borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) purchase securities on margin to the extent permitted by applicable law.

PROPOSAL 3(d): THE APPROVAL OR DISAPPROVAL OF THE RESTATEMENT OF EACH PORTFOLIO'S INVESTMENT RESTRICTION ON LENDING SECURITIES.

     The 1940 Act requires that a mutual fund adopt a policy, which cannot be changed without shareholder approval, on lending securities. The directors believe that securities lending and investment in repurchase agreements with banks, broker-dealers and other financial institutions would be attractive investments for the Portfolios. The directors also believe that the Portfolios' current investment restriction on lending permits securities lending and entering into repurchase agreements with appropriate institutional entities. The directors believe, however, that the Portfolios' current investment restriction on lending should be restated to clarify that the Portfolios may engage in securities lending and may enter into repurchase agreements with banks, broker-dealers and other financial institutions. The proposed restatement of the Portfolios' restriction does not represent a material change in investment policy.

     Set forth below is each Portfolio's current fundamental investment restriction on lending, followed by the proposed restriction in italicized text. The directors believe it is in the best interests of each Portfolio and its shareholders to adopt the proposed fundamental investment restriction in lieu of its current fundamental investment restriction on lending.

     CURRENT RESTRICTION:

     No Portfolio of the Fund is allowed to make loans, other than through the acquisition of obligations in which the Portfolio may invest consistent with its objective and investment policies.

     PROPOSED NEW RESTRICTION:

     No Portfolio may make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, broker-dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

PROPOSAL 3(e): THE APPROVAL OR DISAPPROVAL OF THE RESTATEMENT OF EACH PORTFOLIO'S INVESTMENT RESTRICTION ON UNDERWRITING.

     The 1940 Act requires that a mutual fund adopt a policy, which cannot be changed without shareholder approval, on underwriting securities issued by others. The board of directors is proposing that the Portfolios' current investment restriction on underwriting should be restated so that it is more clear and succinct. The proposed restriction, which does not represent a material change in investment policy, prohibits each Portfolio from underwriting the securities of others.

     Set forth below is each Portfolio's current fundamental investment restriction on underwriting, followed by the proposed restriction in italicized text. The directors believe it is in the best interests of each Portfolio and its shareholders to adopt the proposed fundamental investment restriction in lieu of its current fundamental investment restriction on underwriting.

     CURRENT RESTRICTION:

     No Portfolio of the Fund is allowed to engage in the underwriting of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter in selling as part of an offering registered under the Securities Act of 1933, securities which it has acquired.

     PROPOSED NEW RESTRICTION:

     No Portfolio may underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be considered an underwriting.

PROPOSAL 3(f): THE APPROVAL OR DISAPPROVAL OF THE RESTATEMENT OF EACH PORTFOLIO'S INVESTMENT RESTRICTION ON INVESTMENT IN REAL ESTATE.

     The 1940 Act requires that a mutual fund adopt a policy, which cannot be changed without shareholder approval, on acquiring interests in real estate. The board of directors is proposing that the Portfolios' current investment restriction on investment in real estate should be restated so that it is more clear and succinct. In particular, the directors believe that, as proposed to be restated, the investment restriction on investment in real estate would state clearly that a Portfolio may hold and sell real estate acquired by that Portfolio as a result of the ownership of securities. The proposed restriction does not represent a material change in investment policy.

     Set forth below is each Portfolio's current fundamental investment restriction on investment in real estate, followed by the proposed restriction in italicized text. The directors believe it is in the best interests of each Portfolio and its shareholders to adopt the proposed fundamental investment restriction in lieu of its current fundamental investment restriction on investment in real estate.

     CURRENT RESTRICTION:

     No Portfolio of the Fund is allowed to purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

     PROPOSED NEW RESTRICTION:

     No Portfolio may purchase, hold or deal in real estate, although a Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Portfolio as a result of the ownership of securities.

PROPOSAL 3(g): THE APPROVAL OR DISAPPROVAL OF THE AMENDMENT OF EACH PORTFOLIO'S INVESTMENT RESTRICTION ON COMMODITIES.

     The 1940 Act requires that a mutual fund have a fundamental investment policy regarding investments in commodities. The Portfolios do not invest in physical commodities or contracts on such commodities or in options contracts, except that the Growth, Managed and Aggressive Growth Portfolios may write covered call options on securities and enter into closing transactions and the International Portfolio may enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts and options thereon are considered to be commodity contracts. Financial futures contracts (i.e., futures contracts on securities indices,

Treasury Bonds and currency) and options thereon are also considered to be commodity contracts, but none of the Portfolios currently may invest in these instruments.

     Although there is no present intent to have any of the Portfolios (other than the International Portfolio) invest in financial futures contracts or options thereon, the board of directors is proposing that the fundamental restriction on investment in commodity contracts be liberalized to permit investments in financial futures and options thereon to the full extent permitted under applicable law. Broadening the restriction in this manner is consistent with mutual fund industry practice for funds similar to the Portfolios and will provide flexibility to invest in such instruments in the future if the board of directors determines that investment in such instruments would be advantageous to one or more Portfolios.

     Set forth below is each Portfolio's current fundamental investment restriction on commodities, followed by the proposed restriction in italicized text. The directors believe it is in the best interests of each Portfolio and its shareholders to adopt the proposed fundamental investment restriction in lieu of its current fundamental investment restriction on commodities.

     CURRENT RESTRICTION:

     No Portfolio of the Fund is allowed to invest in commodities or in commodity contracts, or in call options, except that the Growth, Managed and Aggressive Growth Portfolios may write covered call options and enter into closing transactions, as permitted by their investment policies and the International Portfolio may enter into forward currency exchange contracts as described [in the statement of additional information].

     PROPOSED NEW RESTRICTION:

     No Portfolio may invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

PROPOSAL 3(h): THE APPROVAL OR DISAPPROVAL OF THE RESTATEMENT OF EACH PORTFOLIO'S INVESTMENT RESTRICTION ON SENIOR SECURITIES.

     As discussed above in proposal 3(c), the 1940 Act restricts the ability of a mutual fund to issue "senior securities," as defined in the 1940 Act, and requires that a fund adopt a fundamental policy on the issuance of senior securities. Senior securities include any form of indebtedness that has priority over a Portfolio's common stock as to the distribution of assets or payment of dividends. Under the 1940 Act, a mutual fund is not permitted to issue senior securities except for borrowings from banks.

     The Portfolios' current investment restriction on senior securities specifically permits the Portfolios to borrow money as permitted in the statement of additional information and to enter into reverse repurchase agreements and purchase securities on a when-issued or delayed-delivery basis in accordance with the Portfolios' respective investment objectives and policies. The board of directors believes that the restriction could be construed as implying that no other kinds of investments may be excepted from the Portfolios' restriction on investment in senior securities. The directors believe that the regulatory environment may evolve over time, re-defining the types of securities that are subject to the Portfolios' restriction on senior securities. To permit a Portfolio maximum flexibility to respond to a changing regulatory environment, the board of directors proposes restating the investment restriction on senior securities so that it simply states that no Portfolio may issue senior securities to the extent such issuance would violate applicable law. The board of directors does not believe that the proposed restated investment restriction on senior securities represents a material change in investment policy.

     Set forth below is each Portfolio's current fundamental investment restriction on senior securities, followed by the proposed restriction in italicized text. The directors believe it is in the best interests of each Portfolio and its shareholders to adopt the proposed fundamental investment restriction in lieu of its current fundamental investment restriction on senior securities.

     CURRENT RESTRICTION:

     No Portfolio of the Fund is allowed to issue senior securities, except to the extent that a Portfolio may borrow money as permitted [in the statement of additional information] and that a Portfolio, in accordance with its investment objectives and policies, may enter into reverse repurchase agreements and purchase securities on a when-issued or a delayed delivery basis.

     PROPOSED NEW RESTRICTION:

     No Portfolio may issue senior securities to the extent such issuance would violate applicable law.

PROPOSAL 3(i): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF EACH PORTFOLIO'S INVESTMENT RESTRICTION ON INVESTMENTS TO EXERCISE CONTROL.

     The Portfolios currently have a fundamental investment restriction that prohibits them from investing in securities of a company for the purpose of exercising control over or management of that company. This restriction was mandated by certain state securities laws. The 1940 Act currently does not contain any equivalent restrictions. As a result of the recent enactment of NSMIA, state law restrictions on investment to exercise control or management no longer apply to the Portfolios. The directors therefore have concluded that it is in the best interests of each Portfolio and its shareholders to eliminate such restriction, which is set forth below.

     CURRENT RESTRICTION:

     No Portfolio of the Fund is allowed to invest for the purpose of exercising control over or management of any company.

PROPOSAL 3(j): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF EACH PORTFOLIO'S INVESTMENT RESTRICTION CONCERNING OTHER INVESTMENT COMPANIES.

     Each Portfolio currently has a fundamental investment restriction regarding investments in securities issued by other investment companies. The 1940 Act limits the extent to which mutual funds may invest in other investment companies. The 1940 Act does not, however, require investment companies to adopt a fundamental restriction with respect to investment in other investment companies. The Portfolios' current fundamental investment restriction is redundant in that it merely recites prohibitions set forth in the 1940 Act with respect to investments in other investment companies. The board of directors believes that such fundamental investment restriction is unnecessary, and should be eliminated. Moreover, the board believes that the 1940 Act provisions regarding investment in other investment companies may change from time to time, and therefore the fundamental restriction on such investment should be eliminated in order to permit a Portfolio maximum flexibility in responding to a changing regulatory environment.

     The directors believe it is in the best interests of each Portfolio and its shareholders to eliminate the current restriction on investment in other investment companies. The current restriction is set forth below.

     CURRENT RESTRICTION:

     No Portfolio of the Fund is allowed to unless received as a dividend or as a result of an offer of exchange approved by the Securities and Exchange Commission or of a plan of reorganization, purchase or otherwise acquire any security issued by a U.S. or foreign investment company if the Portfolio would immediately thereafter own (a) more than 3% of the outstanding voting stock of the investment company, (b) securities of the investment company having an aggregate value in excess of 5% of the Portfolio's total assets, (c) securities of investment companies having an aggregate value in excess of 10% of the Portfolio's total assets, or (d) together with investment companies having the same investment adviser as the Portfolio (and companies controlled by such investment companies), more than 10% of the outstanding voting stock of any registered closed-end investment company.

PROPOSAL 3(k): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF EACH PORTFOLIO'S (EXCEPT THE INTERNATIONAL PORTFOLIO) INVESTMENT RESTRICTION ON INVESTMENT IN RESTRICTED SECURITIES.

     Each Portfolio, except the International Portfolio, currently has a fundamental investment restriction limiting investment in restricted securities. Restricted securities are those that are subject to legal or contractual delays on resale. The current fundamental investment restriction limits investment in all restricted securities, including "liquid" and "illiquid" restricted securities. Illiquid securities are those which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Portfolio has valued the investment. The types of securities that are considered illiquid will vary over time based on changing market conditions and regulatory interpretations. Under current SEC staff interpretations, a mutual fund, other than a money market mutual fund, must limit investment in illiquid securities to 15% of its net assets. A money market mutual fund must limit illiquid investments to 10% of its net assets.

     The board of directors believes that the Portfolios' current fundamental investment restriction on restricted securities is more limiting than is required under current law in that it encompasses both liquid and illiquid restricted securities. The board proposes that the fundamental investment restriction on restricted securities should be eliminated. If the shareholders of a Portfolio vote to eliminate that Portfolio's investment restriction on restricted securities, it is anticipated that the board of directors would adopt for that Portfolio a non-fundamental policy on investment in illiquid securities that is consistent with the SEC staff position. The change would expand a Portfolio's ability to invest in securities which have restrictions on resale but which may be determined to be liquid pursuant to guidelines and procedures adopted by the board of directors. Such liquid restricted securities would include securities with restrictions on resale that nonetheless have a readily available institutional market, such as commercial paper and securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended. The board of directors believes that eliminating the Portfolios' fundamental restriction on restricted securities will permit these Portfolios to take advantage of the increasingly liquid institutional trading markets.

     Set forth below is each Portfolio's (other than the International Portfolio) current investment restriction on restricted securities. The directors believe it is in the best interests of these Portfolios and their respective shareholders to eliminate the current fundamental restriction on restricted securities.

     CURRENT RESTRICTION:

     No Portfolio of the Fund is allowed to purchase securities which are subject to legal or contractual delays in or restrictions on resale (except for the International Portfolio).

PROPOSAL 3(l): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE INTERNATIONAL PORTFOLIO'S INVESTMENT RESTRICTION ON INVESTMENTS IN SECURITIES OF COMPANIES WITH A RECORD OF LESS THAN THREE (3) YEARS' CONTINUOUS OPERATIONS.

     The International Portfolio currently has a fundamental investment restriction that prohibits it from investing more than 5% of the market value of its total assets in companies with a record of less than three years' continuous operations (typically referred to as "unseasoned issuers"). This investment restriction is based on restrictions on investment in unseasoned issuers contained in certain state securities laws and regulations. The 1940 Act currently does not contain any equivalent restrictions. As a result of the recent enactment of NSMIA, state law restrictions on permissible investments no longer apply to the International Portfolio. The directors therefore have concluded that it is in the best interests of the International Portfolio and its shareholders to eliminate the policy on unseasoned issuers. In addition, the directors believe that elimination of this policy will increase the Portfolio's flexibility to invest in unseasoned issuers that otherwise might meet its investment objective and policies.

     Securities of unseasoned issuers may be subject to greater risk than securities of more established companies because these issuers have only a brief operating history and may have more limited markets and financial resources. However, the directors believe that the increasing prevalence of unseasoned issuers, the investment opportunities offered by such issuers, and the fact that any such investments will be made in accordance with the investment objective and policies of the International Portfolio warrants the elimination of the current policy.

     The directors believe it is in the best interests of the International Portfolio and its shareholders to eliminate the Portfolio's current restriction on investment in unseasoned issuers. The current restriction is set forth below.

     CURRENT RESTRICTION:

     The International Portfolio will not invest more than 5% of the market value of its total assets in companies with a record of less than three years' operations.

PROPOSAL 3(m): THE APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF THE INTERNATIONAL PORTFOLIO'S INVESTMENT RESTRICTION ON ILLIQUID SECURITIES.

     The International Portfolio's current investment restriction on illiquid securities is fundamental. As discussed above under Proposal 3(k), current applicable law does not require a mutual fund to state its limitation on investment in illiquid securities as a fundamental restriction. The board of directors proposes that the International Portfolio's fundamental investment restriction on illiquid securities should be eliminated. If the shareholders of the International Portfolio vote to eliminate the Portfolio's investment restriction on illiquid securities, it is anticipated that the board of directors would adopt a non-fundamental policy on investment in illiquid securities. The directors believe that eliminating the Portfolio's fundamental investment restriction on illiquid securities should afford the Portfolio greater flexibility in responding to regulatory changes, and would be consistent with the approach recommended for the other Portfolios under Proposal 3(k), above.

     Set forth below is the International Portfolio's current investment restriction on illiquid securities. The directors believe it is in the best interests of the Portfolio and its shareholders to eliminate the current fundamental restriction on illiquid securities.

     CURRENT RESTRICTION:

     The International Portfolio will not invest more than 5% of the market value of its total assets in securities which are not readily marketable.

DIRECTORS' RECOMMENDATION

     The directors believe that each proposed amendment, restatement or elimination of the Portfolios' fundamental investment restrictions will more clearly reflect current regulatory practice, will provide a more complete range of investment opportunities, will promote uniformity among the Portfolios and will simplify the Portfolios' restrictions.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH PORTFOLIO VOTE "FOR" THE APPROVAL OF THE AMENDMENT, RESTATEMENT OR ELIMINATION OF EACH OF THE
                      PORTFOLIOS' INVESTMENT RESTRICTIONS.

                               REPORTS AVAILABLE

     Copies of the Fund's annual report will be furnished without charge upon request. Such request should be directed to Katherine De Peri at Provident Mutual Life Insurance Company, 1050 Westlakes Drive, Berwyn, PA 19312, (800) 523-4681.

                             SHAREHOLDER PROPOSALS

     As a general matter, the Fund does not hold annual meetings of shareholders, and, therefore, the anticipated date of the next special meeting of shareholders of a Portfolio cannot be provided. Any shareholder proposal that properly may be included in proxy solicitation materials for a special meeting of shareholders must be received by the Fund a reasonable time prior to the date voting instructions or proxy materials are mailed to shareholders.

                                   INQUIRIES

     Shareholders or owners may make inquiries by contacting their registered sales representative or by writing or calling the Fund, PMLIC, PLACA or NLIC.

                               OTHER INFORMATION

     Sentinel Advisors Company ("SAC") serves as investment adviser for the Fund's Bond, Managed, Aggressive Growth, Money Market, Sentinel Growth and Growth Portfolios. SAC is a general partnership owned and controlled by Sentinel Advisors, Inc. (an indirectly wholly-owned subsidiary of NLIC), Providentmutual Management Co., Inc. (an indirectly wholly-owned subsidiary of PMLIC), HTK of Delaware, Inc. (a wholly-owned subsidiary of The Penn Mutual Life Insurance Company ("Penn Mutual")) and Sentinel Management Company (a partnership of wholly-owned subsidiaries of NLIC, PMLIC and Penn Mutual, which is SAC's Managing General Partner). Providentmutual Investment Management Company ("PIMC"), an indirect wholly-owned subsidiary of PMLIC, serves as investment adviser for the Fund's International Portfolio. PMIC has engaged The Boston Company Asset Management, Inc. ("TBC") as the investment sub-adviser for the International Portfolio. TBC is a corporation that is a wholly-owned subsidiary of The Boston Company, Inc., which is a wholly-owned subsidiary of The Mellon Bank Corporation.

     Provident Financial Processing Corporation ("PFPC") provides certain administrative services to the Fund pursuant to an administration agreement between PFPC and the Fund. PFPC, located at 103 Bellevue Parkway, Wilmington, Delaware 19809, is a wholly-owned subsidiary of PNC Bank.

     1717 Capital Management Company ("1717") (formerly PML Securities Company) serves, without compensation from the Fund, as principal underwriter to the Fund pursuant to an agreement between 1717 and the Fund. 1717 is located at 300 Continental Drive, Newark, Delaware 19713 and is a wholly-owned subsidiary of Provident Mutual Holding Company.

                                 OTHER BUSINESS

     NLIC, PMLIC, PLACA and the Fund know of no other matters to be brought before the Meetings other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the persons named in the enclosed Voting Instruction Form(s) or other substitute will vote thereon according to their best judgment in the interest of the Fund.

                      [This Page Intentionally Left Blank]

                                   APPENDIX A

                  CURRENT AND PROPOSED INVESTMENT RESTRICTIONS

CURRENT INVESTMENT RESTRICTIONS(1)                     PROPOSED INVESTMENT
No Portfolio of the Fund is allowed to:                RESTRICTIONS
                                                       No Portfolio may:
(1)  Purchase securities of any issuer, if             (1)  with respect to
                                                       75% of the Portfolio's
      (a) with respect to 75% of the market value of   total assets, purchase
     its total assets, more than 5% of the account's   securities of an
     total assets taken at market value would at the   issuer (other
     time be invested in the securities of such        than the U.S.
     issuer, unless such issuer is the U.S.            Government, its
     Government or its agency or instrumentality, or   agencies or
                                                       instrumentalities),
      (b) such purchase would at the time result in    if (a) such
     more than 10% of the outstanding voting           purchase would
     securities of such issuer being held by the       cause more than
     Portfolio.                                        5% of the
                                                       Portfolio's total
                                                       assets taken at
                                                       market value to
                                                       be invested in
                                                       the securities of
                                                       such issuer, or
                                                       (b) such purchase
                                                       would at the time
                                                       result in more
                                                       than 10% of the
                                                       outstanding
                                                       voting securities
                                                       of such issuer
                                                       being held by the
                                                       Portfolio;
---------------

(1)  The Portfolios' current investment
  restrictions appear in a different order in the Fund's statement of additional information. They are re-ordered here for ease of comparison.

(2)  The Bond and Managed Portfolios will not          (2)  invest 25% or
     purchase the securities of issuers conducting     more of its total
     their principal business activity in the same     assets in the
     industry, other than the electric, gas and        securities of one
     telephone utility industries, if immediately      or more issuers
     after such purchase the value of its              conducting their
     investments in such industry would exceed 25%     principal
     of its total assets taken at market value; nor    business
     will it purchase the securities of companies in   activities in the
     the electric, gas or telephone utility            same industry
     industries if, immediately after such purchase,   (excluding the
     the value of its investments in all such          U.S. Government
     industries would exceed 75% of its total assets   or any of its
     taken at market value.                            agencies or
                                                       instrumentalities);
     The Growth, Sentinel Growth, Money Market,
     Aggressive Growth and International Portfolios
     will not make any investment in an industry if
     that investment would make the Portfolio's
     holding in that industry exceed 25% of the
     Portfolio's total assets. The International
     Portfolio will not invest more than 5% of the
     market value of its total assets in companies
     with a record of less than three years'
     operations or in securities which are not
     readily marketable.

     These restrictions on concentration do not apply to investments by the Money Market and Managed Portfolios in obligations issued by or guaranteed by the U.S. Government, its agencies or instrumentalities, or certificates of deposit or securities issued or guaranteed by domestic banks. Also, for these purposes, neither all finance companies as a group, nor all utility companies as a group, will be considered a single industry.

(3)  Borrow money, except from banks as a temporary    (3)  borrow money,
     measure for emergency purposes or as necessary         except a Portfolio may
     for clearance of securities transactions or to         (a) borrow from
     permit the transfer of funds for various               banks (as defined
     purposes without interfering with the orderly          in the 1940 Act)
     liquidation of securities in its portfolio,            or through
     where such borrowings would not exceed 5% of           reverse
     the market value of total assets at the time           repurchase
     each such borrowing is made, except that this          agreements in
     restriction does not apply to: the                     amounts up to 30%
     International Portfolio which may borrow up to         of its total
     20% of the market value of its total assets            assets (including
     from banks as a temporary measure, such as to          the amount
     enable it to meet redemption requests or to            borrowed), (b) to
     settle transactions on different stock markets         the extent
     where different settlement dates apply which           permitted by
     might otherwise require the sale of portfolio          applicable law,
     securities at a time when it would not be in           borrow up to an
     the Portfolio's best interests to do so; and to        additional 5% of
     reverse repurchase agreements entered into in          its total assets
     accordance with the Fund's investment policies.        for temporary
                                                            purposes, (c)
                                                            obtain such
                                                            short-term
                                                            credits as may be
                                                            necessary for the
                                                            clearance of
                                                            purchases and
                                                            sales of
                                                            portfolio
                                                            securities, and
                                                            (d) purchase
                                                            securities on
                                                            margin to the
                                                            extent permitted
                                                            by applicable
                                                            law;

(4)  Make loans, other than through the acquisition    (4)  make loans,
     of obligations in which the Portfolio may              except through (a) the
     invest consistent with its objective and               purchase of debt
     investment policies.                                   obligations in
                                                            accordance with
                                                            the Portfolio's
                                                            investment
                                                            objective and
                                                            policies, (b)
                                                            repurchase
                                                            agreements with
                                                            banks,
                                                            broker-dealers
                                                            and other
                                                            financial
                                                            institutions, and
                                                            (c) loans of
                                                            securities as
                                                            permitted by
                                                            applicable law;

(5)  Engage in the underwriting of securities of       (5)  underwrite
     other issuers, except to the extent the                securities issued by
     Portfolio may be deemed an underwriter in              others, except to the
     selling as part of an offering registered under        extent that the
     the Securities Act of 1933, securities which it        sale of portfolio
     has acquired.                                          securities by the
                                                            Portfolio may be
                                                            considered an
                                                            underwriting;

(6)  Purchase real estate or any interest therein,     (6)  purchase, hold or
     except through the purchase of corporate or            deal in real estate,
     certain government securities (including               although a
     securities secured by a mortgage or a leasehold        Portfolio may
     interest or other interest in real estate). A          purchase and sell
     security issued by a real estate or mortgage           securities that
     investment trust is not treated as an interest         are secured by
     in real estate.                                        real estate or
                                                            interests
                                                            therein,
                                                            securities of
                                                            real estate
                                                            investment trusts
                                                            and
                                                            mortgage-related
                                                            securities and
                                                            may hold and sell
                                                            real estate
                                                            acquired by a
                                                            Portfolio as a
                                                            result of the
                                                            ownership of
                                                            securities;

(7)  Invest in commodities or in commodity             (7)  invest in
     contracts, or in call options, except that the         commodities or
     Growth, Managed and Aggressive Growth                  commodity contracts,
     Portfolios may write covered call options and          except that the
     enter into closing transactions, as permitted          Portfolio may
     by their investment policies and the                   invest in
     International Portfolio may enter into forward         currency and
     currency exchange contracts as described [in           financial
     the statement of additional information].              instruments and
                                                            contracts that
                                                            are commodities
                                                            or commodity
                                                            contracts; or

(8)  Issue senior securities, except to the extent     (8)  issue senior
     that a Portfolio may borrow money as permitted         securities to the
     [in the statement of additional information]           extent such issuance
     and that a Portfolio, in accordance with its           would violate
     investment objectives and policies, may enter          applicable law.
     into reverse repurchase agreements and purchase
     securities on a when-issued or a delayed
     delivery basis.

(9)  Invest for the purpose of exercising control      N/A
     over or management of any company.

(10) Unless received as a dividend or as a result of   N/A
     an offer of exchange approved by the Securities
     and Exchange Commission or of a plan of
     reorganization, purchase or otherwise acquire
     any security issued by a U.S. or foreign
     investment company if the Portfolio would
     immediately thereafter own (a) more than 3% of
     the outstanding voting stock of the investment
     company, (b) securities of the investment
     company having an aggregate value in excess of
     5% of the Portfolio's total assets, (c)
     securities of investment companies having an
     aggregate value in excess of 10% of the
     Portfolio's total assets, or (d) together with
     investment companies having the same investment
     adviser as the Portfolio (and companies
     controlled by such investment companies), more
     than 10% of the outstanding voting stock of any
     registered closed-end investment company.

(11) Purchase securities which are subject to legal    N/A
     or contractual delays in or restrictions on
     resale (except for the International
     Portfolio).
(12) The International Portfolio will not invest       N/A
     more than 5% of the market value of its total
     assets in companies with a record of less than
     three years' operations.
(13) The International Portfolio will not invest       N/A
     more than 5% of the market value of its total
     assets in securities which are not readily
     marketable.

                           VOTING INSTRUCTION FORM

                           MARKET STREET FUND, INC.

VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PROVIDENT MUTUAL LIFE INSURANCE COMPANY OR PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA FOR SPECIAL MEETINGS OF SHAREHOLDERS OF THE INTERNATIONAL, BOND, MANAGED, AGGRESSIVE GROWTH, MONEY MARKET AND GROWTH PORTFOLIOS OF MARKET STREET FUND, INC. TO BE HELD ON APRIL 22, 1998.

I hereby instruct Provident Mutual Life Insurance Company ("PMLIC") or Providentmutual Life and Annuity Company of America ("PLACA"), as appropriate, to vote the shares of the Portfolio, specified below, of Market Street Fund, Inc. (the "Fund") as to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on April 22, 1998, at 10:00 a.m. local time, at 1050 Westlakes Drive, Berwyn, Pennsylvania 19312, or any adjournment(s) thereof, as follows:

1.      Election of Five (5) Directors of the Fund
        NOMINEES: Robert W. Kloss, Alan Gart, A. Gilbert Heebner, Edward S. Stouch, Leo Slack
        |_| VOTE FOR all nominees listed, except as marked to the contrary above.
        (TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE
        NOMINEE'S NAME IN THE LIST ABOVE.)
        |_| VOTE WITHHELD for all nominees.

                                                                                Approve        Disapprove        Abstain
                                                                                -------        ----------        -------
2.      To ratify or reject the selection of Coopers & Lybrand LLP as
        independent auditors to the Fund for the fiscal year ending              |_|              |_|             |_|
        December 31, 1998.

3(a)    The approval or disapproval of the restatement of the Portfolio's        |_|              |_|             |_|
        investment restriction on issuer diversification.

3(b)    The approval or disapproval of the amendment of the                      |_|              |_|             |_|
        Portfolio's investment restriction on industry concentration.

3(c)    The approval or disapproval of the amendment of the Portfolio's          |_|              |_|             |_|
        investment restriction on borrowing.

3(d)    The approval or disapproval of the restatement of the Portfolio's        |_|              |_|             |_|
        investment restriction on lending securities.

3(e)    The approval or disapproval of the restatement of the Portfolio's        |_|              |_|             |_|
        investment restriction on underwriting.

3(f)    The approval or disapproval of the restatement of the Portfolio's        |_|              |_|             |_|
        investment restriction on investment in real estate.

3(g)    The approval or disapproval of the amendment of the                      |_|              |_|             |_|
        Portfolio's investment restriction on commodities.

3(h)    The approval or disapproval of the restatement of the Portfolio's        |_|              |_|             |_|
        investment restriction on senior securities.

3(i)    The approval or disapproval of the elimination of the Portfolio's        |_|              |_|             |_|
        investment restriction on investments to exercise control.

3(j)    The approval or disapproval of the elimination of the Portfolio's        |_|              |_|             |_|
        investment restriction concerning other investment companies.

3(k)    The approval or disapproval of the elimination of the Portfolio's        |_|              |_|             |_|
        investment restriction on investment in restricted securities.

4.      In each such entity's discretion, PMLIC or PLACA, as applicable, is authorized to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof.


                                     (over)

         I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated March 23, 1998. I REALIZE IF I SIGN THIS FORM WITHOUT CHECKING A BLOCK WITH RESPECT TO THE ELECTION OF DIRECTORS OR ANY OTHER PROPOSAL LISTED ON THE REVERSE SIDE, MY TIMELY RETURNING OF THIS FORM WILL BE DEEMED TO BE AN INSTRUCTION TO VOTE FOR THE ELECTION OF ALL NOMINEES IDENTIFIED IN ITEM 1 OR TO VOTE IN FAVOR OF THE PROPOSAL.

THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF PMLIC OR PLACA, AS APPROPRIATE, OR THE SECRETARY OF THE FUND, IN WRITING.

Date:  _____________ ___, 1998                        --------------------------------------------------------------
                                                      Signature - Please sign exactly as your name appears below.


Policy:   WWWWWWWWWW                                  Please sign, date and return this Form promptly.  Signature
Insured:  WWWWWWWWWWWWWWWWWWWW                        should be exactly as name or names appear on this Voting
                                                      Instruction Form.  If the individual signing the form is a fiduciary (e.g. attorney, executor, trustee, guardian, etc.) the individual's signature must be followed by his or her full title.

    NUMBER OF SHARES FOR WHICH YOU ARE ENTITLED TO GIVE VOTING INSTRUCTIONS:

               WWWWWWWWWWWWWW WWWWWWWWWWWWWWWWWWWWWWWWWWWWWWWWWWWW



               PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY




WWWWWWWWWWWWWWWWWWWWWWWWWWWWWW
WWWWWWWWWWWWWWWWWWWWWWWWWWWWWW
WWWWWWWWWWWWWWWWWWWWWWWWWWWWWW
WWWWWWWWWWWWWWWWWWWWWWWWWWWWWW

                           VOTING INSTRUCTION FORM

                           MARKET STREET FUND, INC.

VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PROVIDENT MUTUAL LIFE INSURANCE COMPANY OR PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA FOR SPECIAL MEETINGS OF SHAREHOLDERS OF THE INTERNATIONAL, BOND, MANAGED, AGGRESSIVE GROWTH, MONEY MARKET AND GROWTH PORTFOLIOS OF MARKET STREET FUND, INC. TO BE HELD ON APRIL 22, 1998.

I hereby instruct Provident Mutual Life Insurance Company ("PMLIC") or Providentmutual Life and Annuity Company of America ("PLACA"), as appropriate, to vote the shares of the International Portfolio of Market Street Fund, Inc. (the "Fund") as to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on April 22, 1998, at 10:00 a.m. local time, at 1050 Westlakes Drive, Berwyn, Pennsylvania 19312, or any adjournment(s) thereof, as follows:

1.      Election of Five (5) Directors of the Fund
        NOMINEES: Robert W. Kloss, Alan Gart, A. Gilbert Heebner, Edward S. Stouch, Leo Slack
        |_| VOTE FOR all nominees listed, except as marked to the contrary above.
        (TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE
        NOMINEE'S NAME IN THE LIST ABOVE.)
        |_| VOTE WITHHELD for all nominees.

                                                                                Approve        Disapprove        Abstain
                                                                                -------        ----------        -------
2.      To ratify or reject the selection of Coopers & Lybrand LLP as
        independent auditors to the Fund for the fiscal year ending              |_|              |_|             |_|
        December 31, 1998.

3(a)    The approval or disapproval of the restatement of the Portfolio's        |_|              |_|             |_|
        investment restriction on issuer diversification.

3(b)    The approval or disapproval of the amendment of the Portfolio's          |_|              |_|             |_|
        investment restriction on industry concentration.

3(c)    The approval or disapproval of the amendment of the Portfolio's          |_|              |_|             |_|
        investment restriction on borrowing.

3(d)    The approval or disapproval of the restatement of the Portfolio's        |_|              |_|             |_|
        investment restriction on lending securities.

3(e)    The approval or disapproval of the restatement of the Portfolio's        |_|              |_|             |_|
        investment restriction on underwriting.

3(f)    The approval or disapproval of the restatement of the Portfolio's        |_|              |_|             |_|
        investment restriction on investment in real estate.

3(g)    The approval or disapproval of the amendment of the Portfolio's          |_|              |_|             |_|
        investment restriction on commodities.

3(h)    The approval or disapproval of the restatement of the Portfolio's        |_|              |_|             |_|
        investment restriction on senior securities.

3(i)    The approval or disapproval of the elimination of the Portfolio's        |_|             |_|              |_|
        investment restriction on investments to exercise control.

3(j)    The approval or disapproval of the elimination of the Portfolio's        |_|             |_|              |_|
        investment restriction concerning other investment companies.

3(k)    Not applicable.

3(l)    The approval or disapproval of the elimination of the Portfolio's        |_|             |_|              |_|
        investment restriction on investments in securities of companies with a record of less than three (3) years' continuous operations.

3(m)    The approval or disapproval of the elimination of the Portfolio's        |_|              |_|             |_|
        investment restriction on illiquid securities.

4.      In each such entity's discretion, PMLIC or PLACA, as applicable, is authorized to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof.


                                     (over)

         I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated March 23, 1998. I REALIZE IF I SIGN THIS FORM WITHOUT CHECKING A BLOCK WITH RESPECT TO THE ELECTION OF DIRECTORS OR ANY OTHER PROPOSAL LISTED ON THE REVERSE SIDE, MY TIMELY RETURNING OF THIS FORM WILL BE DEEMED TO BE AN INSTRUCTION TO VOTE FOR THE ELECTION OF ALL NOMINEES IDENTIFIED IN ITEM 1 OR TO VOTE IN FAVOR OF THE PROPOSAL.

THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF PMLIC OR PLACA, AS APPROPRIATE, OR THE SECRETARY OF THE FUND, IN WRITING.

Date:  _____________ ___, 1998                        -------------------------------------------------------------
                                                      Signature - Please sign exactly as your name appears below.


Policy:   WWWWWWWWWW                                  Please sign, date and return this Form promptly.  Signature
Insured:  WWWWWWWWWWWWWWWWWWWW                        should be exactly as name or names appear on this Voting
                                                      Instruction Form.  If the individual signing the form is a fiduciary (e.g. attorney, executor, trustee, guardian, etc.) the individual's signature must be followed by his or her full title.


    NUMBER OF SHARES FOR WHICH YOU ARE ENTITLED TO GIVE VOTING INSTRUCTIONS:

               WWWWWWWWWWWWWW WWWWWWWWWWWWWWWWWWWWWWWWWWWWWWWWWWWW




               PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY





WWWWWWWWWWWWWWWWWWWWWWWWWWWWWW
WWWWWWWWWWWWWWWWWWWWWWWWWWWWWW
WWWWWWWWWWWWWWWWWWWWWWWWWWWWWW
WWWWWWWWWWWWWWWWWWWWWWWWWWWWWW

                           VOTING INSTRUCTION FORM

                           MARKET STREET FUND, INC.

VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NATIONAL LIFE INSURANCE COMPANY FOR SPECIAL MEETINGS OF SHAREHOLDERS OF THE INTERNATIONAL, BOND, MANAGED, AGGRESSIVE GROWTH, MONEY MARKET, SENTINEL GROWTH AND GROWTH PORTFOLIOS OF MARKET STREET FUND, INC. TO BE HELD ON APRIL 22, 1998.

I hereby instruct National Life Insurance Company ("NLIC") to vote the shares of the Portfolio, specified below, of Market Street Fund, Inc. (the "Fund") as to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on April 22, 1998, at 10:00 a.m. local time, at 1050 Westlakes Drive, Berwyn, Pennsylvania 19312, or any adjournment(s) thereof, as follows:

1.      Election of Five (5) Directors of the Fund
        NOMINEES: Robert W. Kloss, Alan Gart, A. Gilbert Heebner, Edward S. Stouch, Leo Slack
        |_| VOTE FOR all nominees listed, except as marked to the contrary above.
        (TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE
        NOMINEE'S NAME IN THE LIST ABOVE.)
        |_| VOTE WITHHELD for all nominees.

                                                                                Approve        Disapprove        Abstain
                                                                                -------        ----------        -------
2.      To ratify or reject the selection of Coopers & Lybrand LLP as
        independent auditors to the Fund for the  fiscal year ending             |_|              |_|             |_|
        December 31, 1998.

3(a)    The approval or disapproval of the restatement of the                    |_|              |_|             |_|
        Portfolio's investment restriction on issuer diversification.

3(b)    The approval or disapproval of the amendment of the                      |_|              |_|             |_|
        Portfolio's investment restriction on industry concentration.

3(c)    The approval or disapproval of the amendment of the                      |_|              |_|             |_|
        Portfolio's investment restriction on borrowing.

3(d)    The approval or disapproval of the restatement of the                    |_|              |_|             |_|
        Portfolio's investment restriction on lending securities.

3(e)    The approval or disapproval of the restatement of the                    |_|              |_|             |_|
        Portfolio's investment restriction on underwriting.

3(f)    The approval or disapproval of the restatement of the                    |_|              |_|             |_|
        Portfolio's investment restriction on investment in real estate.

3(g)    The approval or disapproval of the amendment of the                      |_|              |_|             |_|
        Portfolio's investment restriction on commodities.

3(h)    The approval or disapproval of the restatement of the                    |_|              |_|             |_|
        Portfolio's investment restriction on senior securities.

3(i)    The approval or disapproval of the elimination of the Portfolio's        |_|              |_|             |_|
        investment restriction on investments to exercise control.

3(j)    The approval or disapproval of the elimination of the Portfolio's        |_|             |_|              |_|
        investment restriction concerning other investment companies.

3(k)    The approval or disapproval of the elimination of the Portfolio's        |_|             |_|              |_|
        investment restriction on investment in restricted securities.

4.      NLIC is authorized, in its discretion, to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof.


                                     (over)

         I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated March 23, 1998. I REALIZE IF I SIGN THIS FORM WITHOUT CHECKING A BLOCK WITH RESPECT TO THE ELECTION OF DIRECTORS OR ANY OTHER PROPOSAL LISTED ON THE REVERSE SIDE, MY TIMELY RETURNING OF THIS FORM WILL BE DEEMED TO BE AN INSTRUCTION TO VOTE FOR THE ELECTION OF ALL NOMINEES IDENTIFIED IN ITEM 1 OR TO VOTE IN FAVOR OF THE PROPOSAL.

THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF NLIC OR OF THE FUND, IN WRITING.

Date:  _____________ ___, 1998                        -------------------------------------------------------------
                                                      Signature - Please sign exactly as your name appears below.


Policy:   WWWWWWWWWW                                  Please sign, date and return this Form promptly.  Signature
Insured:  WWWWWWWWWWWWWWWWWWWW                        should be exactly as name or names appear on this Voting
                                                      Instruction Form.  If the individual signing the form is a fiduciary (e.g. attorney, executor, trustee, guardian, etc.) the individual's signature must be followed by his or her full title.


    NUMBER OF SHARES FOR WHICH YOU ARE ENTITLED TO GIVE VOTING INSTRUCTIONS:

               WWWWWWWWWWWWWW WWWWWWWWWWWWWWWWWWWWWWWWWWWWWWWWWWWW




               PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY





WWWWWWWWWWWWWWWWWWWWWWWWWWWWWW
WWWWWWWWWWWWWWWWWWWWWWWWWWWWWW
WWWWWWWWWWWWWWWWWWWWWWWWWWWWWW
WWWWWWWWWWWWWWWWWWWWWWWWWWWWWW

                           VOTING INSTRUCTION FORM

                           MARKET STREET FUND, INC.

VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NATIONAL LIFE INSURANCE COMPANY FOR SPECIAL MEETINGS OF SHAREHOLDERS OF THE INTERNATIONAL, BOND, MANAGED, AGGRESSIVE GROWTH, MONEY MARKET, SENTINEL GROWTH AND GROWTH PORTFOLIOS OF MARKET STREET FUND, INC. TO BE HELD ON APRIL 22, 1998.

I hereby instruct National Life Insurance Company ("NLIC") to vote the shares of the International Portfolio of Market Street Fund, Inc. (the "Fund") as to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on April 22, 1998, at 10:00 a.m. local time, at 1050 Westlakes Drive, Berwyn, Pennsylvania 19312, or any adjournment(s) thereof, as follows:

1.      Election of Five (5) Directors of the Fund
        NOMINEES: Robert W. Kloss, Alan Gart, A. Gilbert Heebner, Edward S. Stouch, Leo Slack
        |_| VOTE FOR all nominees listed, except as marked to the contrary above.
        (TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE
        NOMINEE'S NAME IN THE LIST ABOVE.)
        |_| VOTE WITHHELD for all nominees.

                                                                                Approve        Disapprove       Abstain
                                                                                -------        ----------       -------
2.      To ratify or reject the selection of Coopers & Lybrand LLP as
        independent auditors to the Fund for the fiscal year ending              |_|              |_|             |_|
        December 31, 1998.

3(a)    The approval or disapproval of the restatement of the Portfolio's        |_|              |_|             |_|
        investment restriction on issuer diversification.

3(b)    The approval or disapproval of the amendment of the Portfolio's          |_|              |_|             |_|
        investment restriction on industry concentration.

3(c)    The approval or disapproval of the amendment of the Portfolio's          |_|              |_|             |_|
        investment restriction on borrowing.

3(d)    The approval or disapproval of the restatement of the Portfolio's        |_|              |_|             |_|
        investment restriction on lending securities.

3(e)    The approval or disapproval of the restatement of the Portfolio's        |_|              |_|             |_|
        investment restriction on underwriting.

3(f)    The approval or disapproval of the restatement of the Portfolio's        |_|              |_|             |_|
        investment restriction on investment in real estate.

3(g)    The approval or disapproval of the amendment of the Portfolio's          |_|              |_|             |_|
        investment restriction on commodities.

3(h)    The approval or disapproval of the restatement of the Portfolio's        |_|              |_|             |_|
        investment restriction on senior securities.

3(i)    The approval or disapproval of the elimination of the Portfolio's        |_|             |_|             |_|
        investment restriction on investments to exercise control.

3(j)    The approval or disapproval of the elimination of the Portfolio's        |_|             |_|             |_|
        investment restriction concerning other investment companies.

3(k)    Not applicable.

3(l)    The approval or disapproval of the elimination of the Portfolio's
        investment restriction on investments in securities of companies         |_|              |_|             |_|
        with a record of less than three(3) years' continuous operations.

3(m)    The approval or disapproval of the elimination of the Portfolio's        |_|              |_|             |_|
        investment restriction on illiquid securities.

4.      NLIC is authorized, in its discretion, to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof.


                                     (over)

         I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated March 23, 1998. I REALIZE IF I SIGN THIS FORM WITHOUT CHECKING A BLOCK WITH RESPECT TO THE ELECTION OF DIRECTORS OR ANY OTHER PROPOSAL LISTED ON THE REVERSE SIDE, MY TIMELY RETURNING OF THIS FORM WILL BE DEEMED TO BE AN INSTRUCTION TO VOTE FOR THE ELECTION OF ALL NOMINEES IDENTIFIED IN ITEM 1 OR TO VOTE IN FAVOR OF THE PROPOSAL.

THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF NLIC OR OF THE FUND IN WRITING.

Date:  _____________ ___, 1998                        -------------------------------------------------------------
                                                      Signature - Please sign exactly as your name appears below.


Policy:   WWWWWWWWWW                                  Please sign, date and return this Form promptly.  Signature
Insured:  WWWWWWWWWWWWWWWWWWWW                        should be exactly as name or names appear on this Voting
                                                      Instruction Form.  If the individual signing the form is a fiduciary (e.g. attorney, executor, trustee, guardian, etc.) the individual's signature must be followed by his or her full title.


    NUMBER OF SHARES FOR WHICH YOU ARE ENTITLED TO GIVE VOTING INSTRUCTIONS:

               WWWWWWWWWWWWWW WWWWWWWWWWWWWWWWWWWWWWWWWWWWWWWWWWWW



               PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY





WWWWWWWWWWWWWWWWWWWWWWWWWWWWWW
WWWWWWWWWWWWWWWWWWWWWWWWWWWWWW
WWWWWWWWWWWWWWWWWWWWWWWWWWWWWW
WWWWWWWWWWWWWWWWWWWWWWWWWWWWWW